UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 12, 2003 (June 9, 2003)

GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

1- 13796	52-0285030

(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)

(404) 504-9828

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
FIRST AMENDMENT TO LOAN AGREEMENT
PRESS RELEASE ISSUED 6/11/03

Item 5. Other Events

     On June 9, 2003, Gray Television, Inc. amended its existing senior credit facility. Gray issued a press release to disclose this amendment on June 11, 2003. Copies of the amendment and the related press release are hereby attached as Exhibit 99.1 and Exhibit 99.2, respectively and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

	99.1	The First Amendment to Loan Agreement
	99.2	Press Release of Gray Television, Inc. issued June 11, 2003

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC. (Registrant)

Dated: June 12, 2003	By:	/s/ James C. Ryan

James C. Ryan, Senior Vice President and Chief Financial Officer

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